As filed with the Securities and Exchange Commission on March 18, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) January 1, 1998


                                  CAPITAL TRUST
             (Exact name of registrant as specified in its charter)

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
California                                             1-8063                                      94-6181186
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(State or other                                        (Commission                            (I.R.S. Employer
jurisdiction of                                        File Number)                        Identification No.)
incorporation)


605 Third Avenue, 26th Floor
New York, New York                                                                                        10016
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(Address of principal executive offices)                                                             (Zip Code)


                                 (212) 655-0220
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)
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ITEM 5.  Other Events

         On March 2, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the full text of which is incorporated by reference herein, announcing that it increased the amount of available borrowings under its line of credit (the "Credit Facility") with German American Capital Corporation ("GACC"), an affiliate of Deutsche Morgan Grenfell, to $250 million pursuant to an amended and restated credit agreement, dated as of January 1, 1998, between the Registrant, as borrower, and GACC, as lender, a copy of which is attached hereto as Exhibit 10.1.

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
ITEM 7.  Financial Statements, Supplemental Financial Information and Exhibits.

(c)      Exhibits.

10.1 Amended and Restated Credit Agreement, dated as of January 1, 1998, between Capital Trust, a California business trust and German American Capital Corporation.

99.1     Press Release, dated March 2, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CAPITAL TRUST
                                             (Registrant)


Date: March 18, 1998                         By:   /s/ Edward L. Shugrue III
                                                -------------------------------
                                                Name:  Edward L. Shugrue III
                                                Title: Chief Financial Officer